EXHIBIT 99.1

Rocket Companies Announces the Extension of the Expiration Date for Cash Tender Offers and Consent Solicitations for Any and All of Nationstar Mortgage Holdings Inc.’s 5.125% Senior Notes Due 2030 and 5.750% Senior Notes Due 2031

DETROIT, /PRNewswire/ September 2, 2025 – Rocket Companies, Inc. (NYSE: RKT) (the “Company” or “Rocket Companies”), the Detroit-based fintech platform including mortgage, real estate, title and personal finance businesses, announced today that it has extended the expiration date for its previously announced tender offers and consent solicitations (collectively, the “Tender Offers and Consent Solicitations”) for the outstanding (i) 5.125% Senior Notes due 2030 (the “2030 Notes”) and (ii) 5.750% Senior Notes due 2031 (the “2031 Notes” and, together with the 2030 Notes, the “Notes”) of Nationstar Mortgage Holdings Inc. (“Nationstar”), a subsidiary of Mr. Cooper Group Inc. (“Mr. Cooper”). The expiration date for the Tender Offers and Consent Solicitations has been extended from 5:00 p.m., New York City time, on September 2, 2025 to 5:00 p.m., New York City time, on September 30, 2025 (such date and time, as may be further extended or earlier terminated by the Company, the “Expiration Date”). The Tender Offers and Consent Solicitations are being conducted in connection with the Company’s pending acquisition of Mr. Cooper (the “Mr. Cooper Acquisition”).

The “Settlement Date” for the Tender Offers and Consent Solicitations is expected to be on or before the second day following the Expiration Date. The Company anticipates further extending the Expiration Date until such time that the Mr. Cooper Acquisition may be consummated substantially concurrently with the Settlement Date. Any Notes validly tendered and related consents validly delivered after Early Tender Deadline of 5:00 p.m., New York City time, on August 15, 2025 (the “Early Tender Deadline”) (including during any extension of the Expiration Date) may not be withdrawn, except as required by law. No tenders submitted after the Expiration Date will be valid.

On the Early Tender Deadline, the Company received consents (the “Requisite Consents”) sufficient to amend the applicable Indentures governing the Notes to, (i) eliminate the requirement to make a “Change of Control” offer for the related Notes following the consummation of the Mr. Cooper Acquisition and future transactions, (ii) eliminate substantially all of the restrictive covenants in the applicable Indenture and the Notes, (iii) eliminate certain conditions to legal defeasance or covenant defeasance in the applicable Indenture and the Notes and (iv) eliminate all events of default other than events of default relating to the failure to pay principal of and interest on the Notes (collectively, the “Proposed Amendments”). On the Early Tender Deadline, Nationstar and the trustee of each series of Notes entered into a supplemental indenture to each Indenture (each, a “Supplemental Indenture”) to effect the Proposed Amendments, which will not become operative until the Company accepts for purchase the applicable series of Notes satisfying the Requisite Consents in the Tender Offers and Consent Solicitations.

According to information provided to the Company by D.F. King & Co., Inc., the Depositary and Information Agent for the Tender Offers and Consent Solicitations, as of September 2, 2025, Notes were validly tendered and not validly withdrawn with respect to (i) $574,125,000 aggregate principal amount of the 2030 Notes, representing approximately 88.33% of the outstanding 2030 Notes, and (ii) $535,765,000 aggregate principal amount of the 2030 Notes, representing approximately 89.29% of the outstanding 2030 Notes.

The terms and conditions of the Tender Offers and Consent Solicitations are described in an Offer to Purchase and Consent Solicitation Statement, dated August 4, 2025 (the “Offer to Purchase and Consent Solicitation Statement”). The consummation of the Tender Offers and Consent Solicitations for the Notes of any series are subject to, and conditioned upon, the satisfaction or waiver of certain conditions described in the Offer to Purchase and Consent Solicitation Statement, including, among other things, the substantially concurrent consummation of the acquisition of Mr. Cooper on terms and conditions set forth in the Agreement and Plan of Merger, dated as of March 31, 2025 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, Maverick Merger Sub, Inc., Maverick Merger Sub 2, LLC, and Mr. Cooper.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

J.P. Morgan Securities LLC is the dealer manager and solicitation agent (the “Dealer Manager”) for the Tender Offers and Consent Solicitations. D.F. King & Co., Inc. has been retained to serve as both the depositary and the information agent (the “Depositary and Information Agent”) for the Tender Offers and Consent Solicitations. Questions regarding the Tender Offers and Consent Solicitations should be directed to the Dealer Manager at (866) 834-4666 (Toll-Free) or (212) 834-7489 (Telephone). Requests for copies of the Offer to Purchase and Consent Solicitation Statement and other related materials should be directed to D.F. King & Co., Inc. at RKT@dfking.com (email), (800) 549-6864 (U.S. Toll-Free) or (212) 390-0450 (Banks and Brokers).

None of Rocket Companies, its board of directors, Mr. Cooper and each of Mr. Cooper’s direct and indirect domestic, wholly owned subsidiaries that are issuers or guarantors under the Notes, Nationstar, Rocket Mortgage, LLC (“Rocket Mortgage”), each of Rocket Mortgage’s direct and indirect domestic, wholly owned subsidiaries that are issuers or guarantors under Rocket Mortgage’s existing senior notes and Redfin Corporation, the Dealer Manager, the Depositary and Information Agent, the Trustee under each Indenture, or any of their affiliates, makes any recommendation as to whether holders of the Notes should tender any Notes in response to the Tender Offers and Consent Solicitations. The Tender Offers and Consent Solicitations are made only by the Offer to Purchase and Consent Solicitation Statement. The Tender Offers and Consent Solicitations are not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the Tender Offers and Consent Solicitations are required to be made by a licensed broker or dealer, the Tender Offers and Consent Solicitations will be deemed to be made on behalf of the Company by the Dealer Manager or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

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Forward-Looking Statements

This press release contains statements herein regarding the proposed transaction between Rocket Companies and Mr. Cooper. Future financial and operating results; benefits and synergies of the transaction; future opportunities for the combined company; the conversion of equity interests contemplated by the Merger Agreement; the issuance of common stock of Rocket Companies contemplated by the Merger Agreement; the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions and any other statements about future expectations that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. Such forward-looking statements are based upon current beliefs, expectations and discussions related to the proposed transaction and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements.

Risks and uncertainties include, among other things, (i) the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect Rocket Companies’ and Mr. Cooper’s businesses and the price of their respective securities; (ii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including stockholder approval by Mr. Cooper’s stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed transaction; (iii) the effect of the announcement, pendency or completion of the proposed transaction on each of Rocket Companies’ or Mr. Cooper’s ability to attract, motivate, retain and hire key personnel and maintain relationships with others with whom Rocket Companies or Mr. Cooper does business, or on Rocket Companies’ or Mr. Cooper’s operating results and business generally; (iv) that the proposed transaction may divert management’s attention from each of Rocket Companies’ and Mr. Cooper’s ongoing business operations; (v) the risk of any legal proceedings related to the proposed transaction or otherwise, including the risk of stockholder litigation in connection with the proposed transaction, or the impact of the proposed transaction thereupon, including resulting expense or delay; (vi) that Rocket Companies or Mr. Cooper may be adversely affected by other economic, business and/or competitive factors; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require payment of a termination fee; (viii) the risk that restrictions during the pendency of the proposed transaction may impact Rocket Companies’ or Mr. Cooper’s ability to pursue certain business opportunities or strategic transactions; (ix) the anticipated tax treatment of the proposed transaction may not be obtained, risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (x) the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; (xi) the

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impact of legislative, regulatory, economic, competitive and technological changes; (xii) risks relating to the value of Rocket Companies securities to be issued in the proposed transaction; (xiii) the risk that integration of the Rocket Companies and Mr. Cooper businesses post-closing may not occur as anticipated or the combined company may not be able to achieve the anticipated synergies expected from the proposed transaction, and the costs associated with such integration; and (xiv) the effect of the announcement, pendency or completion of the proposed transaction on the market price of the common stock of each of Rocket Companies and Mr. Cooper.

These risks, as well as other risks related to the proposed transaction, are more fully described in a registration statement on Form S-4/A (the “Registration Statement”) filed by Rocket Companies with the Securities and Exchange Commission (the “SEC”) on July 25, 2025 in connection with the proposed transaction. While the list of factors presented here and the list of factors presented in the Registration Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Additional factors that may affect future results are contained in each company’s filings with the SEC, including each company’s most recent Annual Report on Form 10-K and Form 10-K/A, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC’s website http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed.

Investor Relations Contact:

Sharon Ng

ir@rocket.com

(313) 769-2058

Media Contact:

Aaron Emerson

aaronemerson@rocket.com

(313) 373-3035

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